SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

PURPLE COMMUNICATIONS, INC.

(Name of Registrant as Specified in its Certificate of Incorporation)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PURPLE COMMUNICATIONS, INC.

773 San Marin Drive, Suite 2210

Novato, CA 94945

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that a Special Committee of the Board of Directors (the “Board”) of Purple Communications, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”), our Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), voting together on an as-converted basis, have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving an amendment (the “Amendment”) to our Fourth Amended and Restated Certificate of Incorporation (as currently amended, our “Certificate of Incorporation”) to (i) increase the total authorized number of shares of the Company to Four Hundred Twenty Million (420,000,000) shares, (ii) increase the total authorized number of shares of Common Stock to Four Hundred Million (400,000,000) and (iii) increase the total authorized number of shares of Preferred Stock to Twenty Million (20,000,000).

The accompanying information statement (this “Information Statement”), which describes the Amendment in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Under the Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock and our Preferred Stock, voting together on an as-converted basis, is sufficient to approve the proposed Amendment. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Amendment will not be effected until at least twenty (20) calendar days following the mailing of the accompanying Information Statement to our stockholders.

Your consent regarding the proposed Amendment is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to Section 228(e) of the Delaware General Corporation Law and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed Amendment. We will first mail this Information Statement on or about January 5, 2010 to stockholders of record as of December 15, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors

Daniel R. Luis,
Chief Executive Officer

January 5, 2010

PURPLE COMMUNICATIONS, INC.

773 San Marin Drive, Suite 2210

Novato, CA 94945

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION

PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE

NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION

STATEMENT IS JANUARY 5, 2010.

Purple Communications, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”), our Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), voting together on an as-converted basis, have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving an amendment (the “Amendment”) to our Fourth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to (i) increase the total authorized number of shares of the Company to Four Hundred Twenty Million (420,000,000) shares, (ii) increase the total authorized number of shares of Common Stock to Four Hundred Million (400,000,000) and (iii) increase the total authorized number of shares of Preferred Stock to Twenty Million (20,000,000). No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED AMENDMENT

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1:	Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, dated as of December 15, 2009, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together on an as-converted basis, approved an amendment to our Certificate of Incorporation to (i) increase the total authorized number of shares of the Company to Four Hundred Twenty Million (420,000,000) shares, (ii) increase the total authorized number of shares of Common Stock to Four Hundred Million (400,000,000) and (iii) increase the total authorized number of shares of Preferred Stock to Twenty Million (20,000,000) (the “Amendment”). Additional information regarding the Amendment is set forth below in the section entitled “Approval of the Amendment.”

Q2:	How many shares of Common Stock were voted in favor of the Amendment?

A2:

The approval of the Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock and Preferred Stock, voting together on an as-converted basis, as of December 15, 2009 (the “Record Date”). As of the Record Date, 9,218,542 shares of our Common Stock were issued and outstanding, 7,736,944 shares of our Series A Preferred Stock were issued and outstanding and 1,333,333 shares of our Series B Preferred Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. Each holder of our Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock so held could be converted. The outstanding shares of our Series A Preferred Stock were convertible into 25,217,959 shares of Common Stock as of the Record Date. The outstanding shares of our Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock as of the Record Date. The holders of 37,935,950 shares of our Common Stock, calculated on an as-converted basis, representing approximately 79% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Amendment.

Q3:	Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:	Under the Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock and Preferred Stock, on an as converted basis, is sufficient to approve and adopt the Amendment. The Company is not required to solicit the vote of any additional stockholders to effect the Amendment. However, the Company is obligated by the Delaware General Corporation Law and federal securities laws to provide this Information Statement to you in connection with the Amendment.

Q4:	Has the Board approved the Amendment?

A4:	Yes. A Special Committee of Board approved the Amendment on December 14, 2009.

Q5:	When will the Amendment be effective?

A5:	The Amendment will become effective on the date it is filed with the Delaware Secretary of State, which we anticipate to be on or around January 27, 2010. In accordance with federal securities laws, the filing of the Amendment will not be made until at least twenty (20) calendar days following the mailing of this Information Statement.

Q6:	Am I entitled to dissenter’s rights in connection with the Amendment?

A6:	No. The Delaware General Corporation Law does not provide for dissenter rights with respect to the Amendment.

APPROVAL OF THE AMENDMENT

The Board and a majority of the holders of our Common Stock and Preferred Stock, voting together on an as-converted basis, have approved an amendment to our Certificate of Incorporation to (i) increase the total authorized number of shares of the Company to Four Hundred Twenty Million (420,000,000) shares, (ii) increase the total authorized number of shares of Common Stock to Four Hundred Million (400,000,000) and (iii) increase the total authorized number of shares of Preferred Stock to Twenty Million (20,000,000). In addition, the holders of a majority our Series A Preferred Stock and the holders of a majority of our Series B Preferred Stock, voting separately as two classes, have voted to approve the amendment to our Certificate of Incorporation. The Company recently completed a private placement of its Series B Preferred Stock whereby the Company agreed to (i) sell up to 3,333,333 shares of its Series B Preferred Stock and (ii) issue warrants to purchase up to 66,666,660 shares of its Common Stock to one investor. Currently, the Company has an insufficient number of authorized shares of Common Stock to permit the full conversion of the Series B Preferred Stock and to permit the exercise of the warrants to be issued in the private placement. The Company has covenanted with the investor purchasing the Series B Preferred Stock to cause the Amendment to be filed with the Secretary of State of the State of Delaware following the filing and mailing of this Information Statement. In addition, the Board of Directors of the Company believes that an increase in the Company’s authorized shares will provide the Company with the flexibility it needs in the future to raise additional capital and to grant incentive equity grants to its employees.

A copy of the Certificate of Amendment of the Certificate of Incorporation approved by our stockholders is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 15, 2009, about stockholders whom we believe are the beneficial owners of more than five percent of our outstanding voting securities as well as information regarding stock ownership by our directors, executive officers, and directors and executive officers as a group.

As of December 15, 2009, there were outstanding 9,218,542 shares of our Common Stock, 7,736,944 shares of Series A Preferred Stock (which were convertible into 25,217,959 shares of our Common Stock) and 1,333,333 shares of Series B Preferred Stock (which were convertible into 13,333,330 shares of our Common Stock).

Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of Common Stock and Preferred Stock that he, she or it beneficially owns. The holders of our shares of Common Stock are entitled to one vote for each outstanding share on matters submitted to our stockholders. The holders of our shares of Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock so held could be converted. Shares covered by stock options are included in the table only to the extent that such options were exercisable as of December 15, 2009 or become exercisable within 60 days after such date (i.e., which become exercisable by February 13, 2010).

Except as otherwise noted below, the address of each person or entity named in the following table is c/o Purple Communications, Inc., 773 San Marin Drive, Suite 2210, Novato, CA 94945.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock as of December 15, 2009		Percent of Class (2)	Amount and Nature of Beneficial Ownership of Preferred Stock as of December 15, 2009		Percent of Class (3)
CCP A, L.P.(4)	64,602,620	(5)	87.8%	37,638,365	(6)	97.6%

Clearlake Capital Partners, LLC, CCG Operations, LLC, Steven C. Chang, Behdad Eghbali and José E. Feliciano(4)	65,590,534	(7)	88.0%	38,551,289	(8)	100%

Caymus Investment Group, LLC, Edmond Routhier, Steven Eskenazi, Matthew Ockner, William McDonagh, John Clark, Fritz Beesemyer, Greg Bronstein, Bill Coleman, Brendan McAninch, Kurt Schusterman, Raj Venkatesan and John Zeisler(9)	3,300,320	(10)	35.8%	—		—

Ronald and Denise Obray	2,431,134	(11)	26.4%	—		—

Steven C. Chang(4)	65,590,534	(12)	88.0%	38,551,289	(13)	100%

Behdad Eghbali(4)	65,590,534	(14)	88.0%	38,551,289	(15)	100%

Steven L. Eskenazi	484,591	(16)	5.2%	—	(17)	—

Christopher Gibbons	37,500	(18)	*	—		—

Daniel R. Luis	347,507	(19)	3.7%	—		—

John R. Ferron	141,770	(20)	1.5%	—		—

Michael J. Pendergast	17,500	(21)	*	—		—

All current directors and current executive officers as a group (8 persons)	69,050,536	(22)	92.1%	38,551,289	(22)	100%

*	Less than one percent.
(1)	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by such stockholder.
(2)	Applicable percentage of ownership is based on an aggregate of 9,218,542 shares of Common Stock outstanding on December 14, 2009, plus any stock options and warrants held by each such holder that are exercisable as of December 14, 2008 or become exercisable within 60 days after such date, plus the aggregate number of shares of Common Stock into which any shares of Series A Preferred Stock or Series B Preferred Stock held by the holder are convertible.
(3)	Applicable percentage of ownership is based on an aggregate of 25,217,959 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and 13,333,330 shares of Common Stock issuable upon the conversion of the Series B Preferred Stock.
(4)	The business address of CCP A, L.P., Clearlake Capital Partners, LLC, CCG Operations, LLC and Messrs. Chang, Eghbali and Feliciano is 650 Madison Avenue, 23rd Floor, New York, New York 10022.
(5)

Consists of 297,585 shares of Common Stock, warrants to purchase 26,666,660 shares of Common Stock, 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCP A, L.P. (“CCP A”). The shares of Series A Preferred Stock and Series B Preferred Stock accrue cumulative cash dividends of 8% and 12% per annum, respectively, compounded quarterly. In the event that there are any accrued dividends that have not been paid in cash at the time a share of Series A Preferred Stock or Series B Preferred Stock is converted into Common Stock, the holder of the share of Series A Preferred Stock or Series B Preferred Stock being converted is entitled to receive a number of additional shares of Common Stock equal to such accrued but unpaid dividends divided by the then-applicable conversion price (currently $1.8510 for the Series A Preferred Stock and $0.15 for the Series B Preferred Stock). As of December 15, 2009, the 7,456,480 shares of Series A Preferred Stock held by CCP A, together with accrued and unpaid dividends thereon, were convertible into 24,305,045 shares of Common Stock, and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock.

(6)	Consists of 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCP A. See footnote 5 above. As of December 15, 2009, the 7,456,480 shares of Series A Preferred Stock held by CCP A, together with accrued and unpaid dividends thereon, were convertible into 24,305,045 shares of Common Stock, and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock.
(7)	Includes 297,585 shares of Common Stock, warrants to purchase 26,666,660 shares of Common Stock, 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCP A and 280,464 shares of Series A Preferred Stock held directly by Clearlake Capital Partners I Co-Investment Fund, LLC (f/k/a Clearlake Capital GoAmerica Coinvestment, LLC (“Clearlake Coinvestment”)). These shares may be deemed to be beneficially owned by Clearlake Capital Partners, LLC (“Clearlake Capital”), CCG Operations, LLC (“CCG”), Steven C. Chang, Behdad Eghbali and Jose E. Feliciano because (i) Clearlake Capital is the general partner of CCP A, (ii) CCG is the managing member of Clearlake Capital, (iii) Mr. Chang and Mr. Feliciano are the managers of CCG, (iv) Clearlake Capital Group, L.P. is the manager of Clearlake Coinvestment, (v) CCG is the general partner of Clearlake Capital Group, L.P. and (vi) Mr. Eghbali holds the title of an Authorized Person at CCG. As of December 15, 2009, the total of 7,736,944 shares of Series A Preferred Stock were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock. Each of the reporting persons disclaims beneficial ownership of the reported securities, except to the extent of their pecuniary interest therein. The shares listed also include the following: 37,500 shares of Common Stock issuable upon exercise of stock options that were granted to Mr. Chang in his capacity as director of the Company and that were issued to Clearlake Capital at Mr. Chang’s request and 37,500 shares of Common Stock issuable upon exercise of stock options were granted to Behdad Eghbali in his capacity as director of the Company and that were issued to Clearlake Capital at Mr. Eghbali’s request, all of which are exercisable as of December 15, 2009, or become exercisable within 60 days after such date. These options and shares of Common Stock may also be deemed to be beneficially owned by Clearlake Capital, CCG, Mr. Chang, Mr. Eghbali and Mr. Feliciano because (i) Mr. Chang and Mr. Eghbali are employees of Clearlake Capital, (ii) CCG is the managing member of Clearlake Capital and (iii) Mr. Chang and Mr. Feliciano are the managers of CCG.
(8)	Consists of 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCP A and 280,464 shares of Series A Preferred Stock held directly by Clearlake Coinvestment. See footnotes 5 and 7 above. As of December 15, 2009, the total of 7,736,944 shares of Series A Preferred Stock were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock.
(9)	The business address of Caymus Investment Group, LLC (“Caymus”) and the above-mentioned parties is c/o Edmond Routhier, 595 Menlo Drive, Rocklin, California, 95765.
(10)

Based on the information set forth in a Schedule 13D filed by Caymus with the SEC on January 23, 2008, Caymus is the beneficial owner of 453,047 shares of Common Stock. Mr. Routhier is the sole managing member of Caymus and, as a result of his position, has the power to cause the voting and/or disposition of the shares beneficially owned by Caymus. Caymus and Mr. Routhier have voting and dispositive power over the entire 453,047 shares. Each individual has sole voting power over the following shares of Common Stock registered in such person’s name: Mr. Beesemyer: 49,178 shares; Mr. Bronstein: 126,752 shares; Mr. Clark: 370,771 shares; Mr. Coleman: 116,251 shares; Mr. Eskenazi: 447,091 shares; Mr. McAninch: 56,937 shares; Mr. McDonagh: 206,517 shares; Mr. Ockner: 398,204 shares; Mr. Routhier: 875,323 shares;

Mr. Schusterman: 67,975 shares; Mr. Venkatesan: 24,588 shares; and Mr. Zeisler: 107,686 shares. These individuals have shared dispositive power over the entire 3,300,320 shares pursuant to a Transfer Restriction Agreement, dated December 21, 2007. Pursuant to the Transfer Restriction Agreement, the reporting persons agreed not to sell, transfer or otherwise dispose of any of their reported shares (which were acquired in connection with the Company’s acquisition of Hands On by merger) for a period of four years following consummation of the merger, unless the shares are sold, transferred or otherwise disposed of in concert on a per rata basis at the direction of at least two of the three individuals: Messrs. Eskenazi, Ockner or Routhier. Each individual disclaims beneficial ownership of all shares except those held in his name over which he has sole voting power.

(11)	Based on information set forth in a Schedule 13D filed with the SEC on January 22, 2008, the Obrays have shared and dispositive power over the entire 2,431,134 shares of Common Stock.
(12)	Steven C. Chang is an employee of and holds the title of manager at CCG, which serves as managing member of Clearlake Capital, which serves as general partner of CCP A, which is the registered holder of 297,585 shares of Common Stock, warrants to purchase 26,666,660 shares of Common Stock, 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock. Clearlake Coinvestment is the registered holder of 280,464 shares of Series A Preferred Stock. See footnotes 5 and 7 above. As of December 15, 2009, the total 7,736,944 shares of Series A Preferred Stock were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock. Steven C. Chang disclaims beneficial ownership of the shares beneficially owned by CCG, Clearlake Capital and CCP A, except to the extent of his pecuniary interest therein. Also includes 75,000 shares of Common Stock covered by options exercisable by Clearlake Capital as of December 15, 2009 or within 60 days after such date.
(13)	Consists of 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCP A and 280,464 shares of Series A Preferred Stock held directly by Clearlake Coinvestment. See footnotes 5, 7 and 12 above. As of December 15, 2009, the total 7,736,944 shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock.
(14)	Behdad Eghbali is an employee of and holds the title of Authorized Person at CCG, which serves as Managing Member of Clearlake Capital, which serves as General Partner of CCP A, which is the registered holder of 297,585 shares of Common Stock, warrants to purchase 26,666,660 shares of Common Stock, 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock. Clearlake Coinvestment is the registered holder of 280,464 shares of Series A Preferred Stock. See footnotes 5 and 7 above. As of December 15, 2009, the total 7,736,944 shares of Series A Preferred Stock were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock. Behdad Eghbali disclaims beneficial ownership of the shares beneficially owned by CCG, Clearlake Capital and CCP A, except to the extent of his pecuniary interest therein. Also includes 75,000 shares of Common Stock covered by an option exercisable by Clearlake Capital as of December 15, 2009 or within 60 days after such date.
(15)	Consists of 7,456,480 shares of Series A Preferred Stock and 1,333,333 shares of Series B Preferred Stock held directly by CCPA and 280,464 shares of Series A Preferred Stock held directly by Clearlake Coinvestment. See footnotes 5, 7 and 14 above. As of December 15, 2009, the total 7,736,944 shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, were convertible into 25,217,959 shares of Common Stock and the 1,333,333 shares of Series B Preferred Stock were convertible into 13,333,330 shares of Common Stock.
(16)	Consists of 447,091 shares of Common Stock held directly by Mr. Eskenazi and 37,500 shares of Common Stock covered by options exercisable by Mr. Eskenazi as of December 15, 2009 or within 60 days after such date. Excludes 280,464 shares of Series A Preferred Stock, which are currently convertible into 912,924 shares of Common Stock, held by Clearlake Coinvestment, of which Mr. Eskenazi is a member. Mr. Eskenazi disclaims beneficial ownership of such shares held by Clearlake Coinvestment, except to the extent of his pecuniary interest therein.

(17)	Excludes 280,464 shares of Series A Preferred Stock, which are currently convertible into 912,924 shares of Common Stock, held by Clearlake Coinvestment, of which Mr. Eskenazi is a member. Mr. Eskenazi disclaims beneficial ownership of such shares held by Clearlake Coinvestment, except to the extent of his pecuniary interest therein.
(18)	Consists of 37,500 shares of Common Stock covered by options exercisable by Mr. Gibbons as of December 15, 2009 or within 60 days of such date.
(19)	Consists of 82,300 shares of Common Stock held directly by Mr. Luis and 265,207 shares of Common Stock covered by options exercisable by Mr. Luis as of December 15, 2009 or within 60 days after such date.
(20)	Consists of 10,000 shares of Common Stock held directly by Mr. Ferron and 131,770 shares of Common Stock subject to options exercisable by Mr. Ferron as of December 15, 2009 or within 60 days after such date.
(21)	Consists of 17,500 shares of Common Stock covered by options exercisable by Mr. Pendergast as of December 15, 2009 or within 60 days after such date.
(22)	See the footnotes above.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as set forth below, none of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock (including options and warrants to purchase our capital stock) set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Directors Behdad Eghbali and Steven C. Chang are affiliates of Clearlake Capital Partners, LLC, which is the general partner of CCP A, L.P., the investor in the Company’s recently completed private placement of Series B Preferred Stock. The Company has covenanted with CCP A to cause the Amendment to be filed with the Secretary of State of the State of Delaware following the filing and mailing of this Information Statement.

None of our directors opposed the Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at: 773 San Marin Drive, Suite 2210, Novato, CA 94945 Attn: Corporate Secretary.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (415) 408-2300 or by mail to our address at 773 San Marin Drive, Suite 2210, Novato, CA 94945 Attn: Corporate Secretary. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Corporate Secretary at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PURPLE COMMUNICATIONS, INC.,

a Delaware corporation

(pursuant to Section 242 of the Delaware General Corporation Law)

Purple Communications, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), through its duly authorized officers and by authority of its Board of Directors does hereby certify:

FIRST: That in accordance with the provisions of Section 242 of the General Corporation Law, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Fourth Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section A of Article IV of the Fourth Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“ARTICLE IV

A. Classes of Stock. The Corporation is authorized to issue two classes of capital stock designated “Common Stock” and “Preferred Stock”, respectively. The total number of shares which the Corporation is authorized to issue is Four Hundred Twenty Million (420,000,000), of which Four Hundred Million (400,000,000) shares shall be Common Stock, par value $0.01 per share, and Twenty Million (20,000,000) shares shall be Preferred Stock, par value $0.01 per share.”

SECOND: That thereafter, the holders of the necessary number of shares of capital stock of the Corporation gave their written consent in favor of the foregoing amendment in accordance with the provisions of Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment of the Fourth Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Purple Communications, Inc. has caused this Certificate of Amendment to be signed by Michael J. Pendergast, its duly authorized General Counsel and Secretary, this              day of                     , 2010.

Michael J. Pendergast,
General Counsel and Secretary

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